SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  August 2, 2011

US Natural Gas Corp
(Exact Name of Registrant as Specified in its Charter)

Florida	333-154799	26-2317506
(State of Incorporation)	(Commission File Number)	(IRS Employer ID)

1717 Dr. Martin Luther King Jr. St. N, St. Petersburg, FL 33704
 (Address of principle executive offices)

(727) 824-2800
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

/_/ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

/_/ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

/_/ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

/_/ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year

On August 2, 2011, the Board of Directors authorized and shareholders holding a majority of our outstanding voting capital stock (the “Majority Shareholders”) of US Natural Gas Corp (the “Company”) have approved the attached amendment to the Articles of Incorporation (the “Amendment”) with the Secretary of State of Florida. Pursuant to the Amendment, the Company increased its authorized capital to authorize the issuance of 500,000,000 shares of common stock, par value $0.001.

The foregoing summary of the Amended Articles is subject to, and qualified in its entirety by, the Amendment to Articles of Incorporation filed with the Secretary of State on August 2, 2011 attached hereto as Exhibit 3.1

Item 9.01	Financial Statements and Exhibits

Exhibit Number	Description

3.1	Amendment to Articles of Incorporation filed with the Secretary of State on August 2, 2011.

SIGNATURE

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

US Natural Gas Corp

Date: August 3, 2011	By:	/s/ Wayne Anderson
Name: Wayne Anderson
Title: President

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